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Exhibit 32(a)
CORE MOLDING TECHNOLOGIES, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the

Quarterly Report of Core Molding

Technologies, Inc. (the “Company”) on Form

10-K for the period ended
December   31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David L. Duvall,
President, Chief Executive Officer, and

Director of the Company,

certify, pursuant to 18 U.S.C.

Section 1350, as adopted pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)

The Report fully complies with the requirements of section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained

in the Report

fairly presents, in

all material respects,

the financial condition

and results of
operations of the Company.

/s/ David L. Duvall
David L. Duvall
President, Chief Executive Officer, and Director
March 11, 2021